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                                                                   EXHIBIT 10.11

                          REGISTRATION RIGHTS AGREEMENT

         THIS AGREEMENT is made as of October 13th, 1994, between Zonagen, Inc., a Delaware corporation (the "Company") and J. Tyler Dean (the "Shareholder").

         The Shareholder is a party to a Stock Exchange Agreement of even date herewith (the "Exchange Agreement") pursuant to which the Shareholder has sold 10,000 shares of the common stock, without par value, of Fertility Technologies, Inc., a Massachusetts corporation, in exchange for, among other things, a number of shares of the common stock, par value $.001 per share (the "Zonagen Common Stock") of Zonagen, Inc., a Delaware corporation (the "Company") issuable as the Final Payment and in satisfaction of the Remaining Shareholder Debt (each as defined in the Exchange Agreement). To induce the Shareholder to enter into the Exchange Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement by the Company is a condition to the Closing under the Exchange Agreement. Unless otherwise provided in this Agreement, capitalized terms used and not otherwise defined herein have the meanings set forth in Section 8 hereof.

         The parties hereto agree as follows:

         1.       DEMAND REGISTRATION.

         (a) REQUESTS FOR REGISTRATION. On one occasion after the Final Closing Date, the Shareholder may request registration under the Securities Act of 1933, as amended (the "Securities Act") of all or part of his Registerable Securities. Registration requested pursuant to this Section l(a) is referred to herein as a "Demand Registration." A request for a Demand Registration shall specify the number of Registerable Securities requested to be registered.

         (b) AGREEMENT TO REGISTER RESALES. Zonagen agrees that promptly, but in no event later than 30 days following the Closing Date, it will file with the Securities and Exchange Commission (the "Commission") on Form S-3, a shelf registration statement pursuant to Rule 415 of the Securities Act (the "Registration Statement") covering the resale by the shareholder of all the shares of the Zonagen Common Stock issued pursuant to the Initial Payment, and will use its best efforts to cause the Registration Statement to be declared effective promptly by the Commission.

         (c) RESTRICTIONS ON DEMAND REGISTRATIONS. The Company will not be obligated to effect any Registration Demand if Form S-3 or a similar short form ("Short Form Registration") is unavailable to the Company unless the Shareholder pays all of the Company's legal fees, as incurred' with respect to such registration, as provided in Section 5(b).


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         2.       PIGGYBACK REGISTRATIONS.

         (a) RIGHT TO PIGGYBACK. If the Company proposes to register a primary offering of Zonagen Common Stock under the Securities Act and the registration form to be used may be used for the registration of Registerable Securities, the Company will give prompt written notice to the Shareholder of its intention to effect such a registration and will include in such registration all Registerable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

         (b) RESTRICTIONS ON PIGGYBACK REGISTRATIONS. The Company will not be obligated to effect a Piggyback Registration if (i) the registration form to be used does not permit the registration of the Registerable Securities or (ii) the Company is subject to a pre-existing contractual prohibition against registering such Registerable Securities and the Company is unable to obtain a waiver of such contractual restriction.

         (c) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, the selection of investment banker and manager for the offering shall be made by the Company.

         3.       HOLDBACK AGREEMENT.

         The Shareholder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, during the seven days before and the 90 day period beginning on the effective date of any underwritten Piggyback Registration in which Registerable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree. In addition, the Shareholder shall be bound by any lock-up, standstill or similar agreement that is executed by members of Zonagen's senior management in connection with any public offering or private placement of Zonagen's securities, provided however, that any such lock-up, standstill or similar agreement shall not effect the Shareholder's right to sell up to 15% of his Zonagen Common Stock per quarter pursuant to Section 6.2(b) of the Exchange Agreement.

         4. REGISTRATION PROCEDURES. (a) Whenever the Shareholder has requested that any Registerable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration of such Registerable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

         (i) prepare and file with the Commission a registration statement with respect to such Registerable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or


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supplements thereto, the Company will furnish to counsel selected by the
Shareholder copies of all such documents proposed to be filed, which documents will be subject to the review and comment of such counsel);

         (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition thereof;

         (iii) furnish to the Shareholder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request to facilitate the disposition of the Registerable Securities;

         (iv) use its best efforts to register or to qualify such Registerable Securities under such securities or blue sky laws of such jurisdictions as the Shareholder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registerable Securities (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

         (v) notify the Shareholder, at any time when a prospectus relating to the Registerable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of the Shareholder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registerable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

         (vi) cause all such Registerable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

         (vii) provide a transfer agent and registrar for all such Registerable Securities not later than the effective date of such registration statement; and




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         (viii) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its best efforts promptly to obtain the withdrawal of such order.

         (b) Zonagen shall not have any obligation to enter into an underwriting agreement with any investment banking firm participating as a broker in the execution of any sales of Registerable Securities pursuant to a Demand Registration. In no event shall the plan of distribution with respect to a Demand Registration include the use of a contractual underwriter.

         (c) The registration rights provided by this Section are for the benefit solely of the Shareholder, are personal in nature, and shall not be available to any subsequent holder of the Registrable Securities (other than subsequent holders who have become such by gift or other transfer by the Shareholder to an immediate family member of the Shareholder, by will or through operation of the laws of descent and distribution).

         (d) For as long as the Shareholder shall continue to hold any Registerable Securities, Zonagen will undertake, on a reasonable commercial basis, to timely file all annual, quarterly and other reports required to be filed by it under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations of the Commission thereunder. In the event of any proposed sale of Shares by the Shareholder pursuant to Rule 144 under the Securities Act, Zonagen shall cooperate with the Shareholder so as to enable such sales to be made in accordance with applicable laws, rules and regulations, the requirement of Zonagen's transfer agents, and the reasonable requirements of the broker through which the sales are proposed to be executed.

         5.       REGISTRATION EXPENSES.

         (a) Except as provided in Section 5(b), all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, panting expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. The Shareholder shall pay only the expenses of its counsel.



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         (b) With respect to a Demand Registration with respect to which no
Short Term Registration is available, the Company will pay all of the expenses set forth in Section 5(a), except that the Shareholder will pay the expenses of the Company's legal counsel as incurred.

         6.       INDEMNIFICATION.

         (a) The Company agrees to indemnify the Shareholder, to the extent permitted by law, against ad losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Shareholder expressly for use therein or by the Shareholder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Shareholder.

         (b) In connection with any registration statement in which the Shareholder is participating, the Shareholder will furnish to the Company in writing such powers of attorney, custody agreements and letters of direction and other information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will only indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities
Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in an information or affidavit so furnished in writing by the Shareholder; provided that the obligation to indemnify will be limited to the net amount of proceeds received by the Shareholder from the sale of Registerable Securities pursuant to such registration statement.

         (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to




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any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

         7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. The Shareholder may not participate in any registration hereunder which is underwritten unless the Shareholder (i) agrees to sell the Registerable Securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that the Shareholder shall not be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Shareholder and such Shareholder's intended method of distribution.

         8.       DEFINITIONS.

         "COMMON STOCK" means the Company's common stock, par value $.01 per share, and (ii) any securities issued or issuable with respect to such Common Stock by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization.

         "PERSON" means an individual, partnership, corporation, joint stock company, trust, joint venture or unincorporated organization.

         "REGISTERABLE SECURITIES" means any Common Stock issued in satisfaction of the Final Payment and in satisfaction of the Remaining Shareholder Debt and any Common Stock issued or issuable with respect to such securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registerable Securities, such securities will cease to be Registerable Securities when they have been distributed to the public pursuant to an offering


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registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

         9.       MISCELLANEOUS.

         (a) REMEDIES. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically or to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or to prevent violation of the provisions of this Agreement.

         (b) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the parties hereto.

         (c) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not; provided, however, that the Shareholder's rights hereunder may not be assigned without the consent of the Company, which consent may be withheld for any reason.

         (d) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         (e) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

         (f) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and are not a part of this Agreement.

         (g) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the domestic laws of the State of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.



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         (h) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent as follows:

                           If to the Company:

                           Zonagen, Inc.
                           2408 Timberloch Place, B-4
                           The Woodlands, Texas 77380
                           Attn: Joseph S. Podolski

                           With a Copy to:

                           Porter & Hedges, L.L.P.
                           700 Louisiana, Suite 3500
                           Houston, Texas 77002
                           Attn: Samuel N. Allen



                           If to the Shareholder:

                           J. Tyler Dean
                           313 Speen Street
                           Natick, Massachusetts 01760

                           With a Copy to:

                           Hargraves, Karb, Wilcox & Galvani
                           The Corporate Center
                           550 Cochituate Road
                           P. O. Box 966
                           Framingham, Massachusetts 01701

                           Attn: William Pezzoni





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                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

The parties hereto have executed this Agreement on the day and year first above written.


                                       ZONAGEN, INC.

                                       By: /s/ Louis Ploth, Jr.
                                           -------------------------------------
                                       Louis Ploth, Jr., Chief Financial Officer

                                       SHAREHOLDER

                                           /s/ J. Tyler Dean
                                       -----------------------------------------
                                       J. TYLER DEAN



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